EXHIBIT 99.1



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

(Mark One)

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended: March 31, 2009
                                      OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          For the transition period from ____________ to _____________

                       Commission File Number: 333-120949

                           NASCENT WINE COMPANY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                 Nevada                                       82-0576512
                 ------                                       ----------
     (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                       Identification No.)

               1330 Orange Ave Suite 300

                    San Diego, Ca.                              92154
                 --------------                                 -----
      (Address of principal executive offices)                (Zip Code)

                                 (619) 661 0458
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                         if changed since last report)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.*

                                 Yes [_] No [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer [_]  Accelerated filer [_]

Non-accelerated filer   [_]  (Do not check if a smaller reporting company)

Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Securities Act). Yes [ ] No [X]

As of March 31,2009 there were 87,583,394 shares of common stock outstanding.

* Excludes filings on Form 8-K as provided in Rule 144(c)(1) under the Securities Act of 1933, as amended.

                   NASCENT WINE COMPANY, INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                                                                            Page

PART I - FINANCIAL INFORMATION
Item 1.   Financial Statements                                                 3

          Unaudited Financial Statements                                       3

          Consolidated Balance Sheets                                          3

          Consolidated Statements of Operations                                4

          Consolidated Statements of Cash Flows                                5

          Notes to Financial Statements                                        8

Item 2.   Management's Discussion and Analysis of Financial Condition and
          Results of Operations                                               13

Item 3.   Quantitative and Qualitative Disclosure About Market Risk           15

Item 4T.  Controls and Procedures                                             15

PART II - Other Information

Item 1.   Legal Proceedings                                                   15

Item 1A.  Risk Factors                                                        15

Item 2.   Unregistered Sales of Equity Securities and Use of Proceeds         15

Item 3.   Defaults Upon Senior Securities                                     15

Item 4.   Submission of Matters to a Vote of Security Holders                 15

Item 5.   Other Information                                                   16

Item 6.   Exhibits                                                            16

                           FORWARD LOOKING STATEMENTS

This report contains information that may constitute "forward-looking statements." Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future -- including statements relating to volume growth, availability of future financing, and statements expressing general views about future operating results -- are forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date made. Our company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in this report and in our Annual Report on Form 10-K for the year ended December 31, 2007, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

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

                               PART I - FINANCIAL INFORMATION
Item 1.
                        Nascent Wine Company, Inc., and Subsidiaries
                                Consolidated Balance Sheets
                                        (Unaudited)

                                                           March 31, 2009   December 31, 2008
                                                            ------------      ------------
                                           ASSETS
Current Assets
Cash                                                        $     53,339      $    237,855
Accounts receivable (less allowance of $777,292 at
    March 31, 2008 and $ 806,552 at December 31, 2008)         3,357,770         2,687,591
Inventory                                                      1,280,836         1,319,303
Prepaid and other current assets                               1,087,531           645,408
                                                            ------------      ------------

          Total Current Assets                                 5,779,476         4,890,157

Property, plant and equipment,  net                              507,246           554,054
                                                            ------------      ------------

          Total Assets                                      $  6,286,722      $  5,444,211
                                                            ============      ============


                            LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Line of credit                                              $     44,753      $     46,483
Accounts payable                                               3,991,926         3,307,526
Accrued expenses                                                 881,112           691,828
Accrued interest                                                 256,778           211,587
Notes payable                                                  1,658,931         1,654,293
Shareholder loans                                                867,049           867,685
                                                            ------------      ------------

          Total Current Liabilities                            7,700,549         6,779,402

Contingencies and commitments

Stockholders'  Equity
Preferred stock, 5,000,000 authorized:
 Series A convertible preferred stock, $.001 par value,
  1,875,000 shares issued and outstanding at
  March 31, 2009 and December 31, 2008                             1,875             1,875
 Series B convertible preferred stock, $.001 par value,
   375,000 shares issued and outstanding
   at March 31, 2009 and December 31, 2008                           375               375

Common stock, $0.001 par value: 195,000,000 shares
  authorized, 87,583,394 shares issued and outstanding
  at March 31, 2009 and December 31, 2008                         87,584            87,584

Additional paid-in capital                                    43,194,600        43,194,600
Accumulated other comprehensive income (loss)                     79,967               290
Deficit accumulated                                          (44,778,228)      (44,619,915)
                                                            ------------      ------------

          Total Stockholders' Equity                          (1,413,827)       (1,335,191)
                                                            ------------      ------------
          Total Liabilities and Stockholder's Equity        $  6,286,722      $  5,444,211
                                                            ============      ============



                See accompanying notes to Consolidated Financial Statements

                        Nascent Wine Company, Inc., and Subsidiaries
                            Consolidated Statement of Operations
                                        (UNAUDITED)

                                                             For the Three Months Ended
                                                          --------------------------------
                                                         March 31, 2009      March 31, 2008
                                                          ------------        ------------

Net Revenues                                              $  1,838,474        $  4,748,491
Cost of Revenue                                              1,314,007           3,550,794
                                                          ------------        ------------

Gross Profit                                                   524,467           1,197,697

Operating Expenses
General and Administrative                                     641,667           1,419,152
Depreciation                                                    23,228              33,109
Amortization                                                        --             294,728
                                                          ------------        ------------

Total Operating Expenses                                       664,895           1,746,989

Loss from Operations                                          (140,428)           (549,292)

Other Income (Expense)
Interest Income                                                     --               3,607
Interest Expense                                               (99,876)           (104,783)
Warrant Interest Recapture                                          --             442,068
Gain/Loss on rate exchange                                      73,200             158,369
Other income (expense),net                                       8,790               1,550
                                                          ------------        ------------
Total Other Income (Expense)                                   (17,886)            500,811

Loss from Continuing Operations
Before Provision for Income Taxes                             (158,314)            (48,481)

Provision for Income Taxes                                          --                  --
                                                          ------------        ------------

Loss from Continuing Operations                               (158,314)            (48,481)

Income (loss) from Discontinued Operations                          --            (286,818)
                                                          ------------        ------------
Net Income (Loss)                                         $   (158,314)       $   (335,299)
                                                          ============        ============

Net (Loss) Per Share - Basic and Fully Diluted            $      (0.00)       $      (0.00)
                                                          ============        ============

Weighted average number of Common shares
outstanding, basic and fully diluted                        87,583,394          72,706,940
                                                          ============        ============


                See accompanying notes to Consolidated Financial Statements

                              Nascent Wine Company, Inc., and Subsidiaries
                                  Consolidated Statement of Cash Flows
                                               (UNAUDITED)

                                                                             For the Three Months Ended
                                                                            ----------------------------
                                                                          March 31, 2009    March 31, 2008
                                                                            -----------      -----------
Cash Flows from Operating Activities
Net loss                                                                    $  (158,315)         (48,481)
Adjustment to reconcile net loss to net cash provided by operations:
    Depreciation                                                                 23,223           19,394
    Amortization                                                                     --          313,579
    Warrant issued for interest (recapture)                                          --         (442,068)
    Uncollected receivables                                                      15,362               --
    Changes in operating working capital:
         (Increase)/decrease in accounts receivable                            (586,972)      (1,887,337)
         (Increase)/decrease in inventory                                       (30,888)      (1,275,465)
         (Increase)/decrease in prepaids and other assets                      (476,738)        (535,789)
         Increase/(decrease) in accounts payable                                706,746        3,020,654
         Increase/(decrease) in accrued expense                                 282,478          142,440
         Increase/(decrease) in accrued interest                                 45,191           79,319
         Increase/decrease) in other taxes                                           --          (55,526)
         Increase/(decrease) in deferred lease                                       --         (248,433)
                                                                            -----------      -----------
         Net change in operating working capital                                (21,598)        (869,232)
                                                                            -----------      -----------
Net Cash Provided Used in Operations                                           (179,913)        (917,713)

Cash Flows From Investing Activities
     Purchased fixed assets                                                      (2,461)         (51,785)
                                                                            -----------      -----------
Net Cash Provided by (Used in) Investments Activities                            (2,461)         (51,785)

Cash Flows from Financing Activities
   Payment on line of credit                                                     (2,730)              --
   Line of credit                                                                    --           50,000
   Payment on notes payable                                                      (1,920)              --
   Notes payable                                                                  6,921          799,119
                                                                            -----------      -----------
Net Cash Provided by  Financing Activities                                        2,271          849,119

Effect of Exchange Rate Changes on Cash                                          (4,413)         (48,265)
                                                                            -----------      -----------
Net Decrease in Cash                                                           (184,516)        (168,644)
Cash--Beginning of Period                                                       237,855          961,243
Cash--Beginning of Period-Discontinued operations                                    --           (6,811)

Cash - Ending of Period                                                     $    53,339      $   785,788
                                                                            ===========      ===========


Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Warrant issued for interest (recapture)                                     $        --      $   442,068
                                                                            ===========      ===========
Interest paid                                                               $    44,945      $    48,604
                                                                            ===========      ===========

                       See accompanying notes to Consolidated Financial Statements

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                  NASCENT WINE COMPANY, INC., AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (UNAUDITED)

NOTE 1 - COMPANY OVERVIEW

Company History
---------------

The Company was incorporated under the laws of the State of Nevada on December 31, 2002 (Date of inception). The Company had minimal operations until July 1, 2006, when the Company purchased the option to acquire the license to distribute Miller Beer in Baja California, Mexico (` Miller") from Piancone Group International, Inc. (PGII). Subsequently, the Company made a payment of $800,000 and entered into an agreement with Miller to distribute beer in Baja through a subsidiary, Best Beer S.A. de C.V.,
(Best Beer)

In October 2006, the Company purchased the assets and assumed the liabilities of PGII, and in November 2006, the Company purchased the outstanding common stock of Palermo Italian Foods, LLC. (Palermo).

On May 11, 2007, the Company acquired Pasani S.A de C.V. (Pasani) and Eco Pac Distributing, LLC (Eco), distribution companies based in Mexico City and San Antonio.

In July 2007, the Company acquired Grupo Sur Promociones de Mexico S.A. de C.V. (Groupo Sur) and related companies.

In October 2007, the Company acquired all of the outstanding capital stock of Comerecial Targa, S.A. de C.V. (Targa).

In May 2008, the Company announced its decision to evaluate strategic options for Palermo, Pasani, Eco and Grupo Sur. In accordance with the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the assets and liabilities and operations of Palermo, Pasani, Eco and Grupo Sur were disposed of in 2008 and were reported as such in the Consolidated Financial Statements at December 31, 2008.

In June 2008, the Company sold Palermo to AIP, Inc., a company founded by Victor Petrone, formerly the President and a Director of the Company.

On July 31, 2008, the Company entered into a settlement with the former owners of Pasani and Eco to transfer such companies back to them.

In October the formers owners of Grupo Sur took the company back. The Company is taking steps to require Grupo Sur to pay back monies lent to them prior to their action of taking Grupo Sur back.

In November 2008 the Company initiated a restructuring of the Company, including the operations of Best Beer and Targa. This restructuring is still going on.

The results of operations of Palermo, Pasani, Eco and Grupo Sur for the three months ended March 31 2007, have been reported as discontinued operations.

NOTE 2 - GOING CONCERN

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As of Mach 31, 2009, the Company had cash of $53,339 and working capital deficit of $(1,921,000). The Company had net losses from continuing operations of $158,314 and $48,481 for the three months ended March 31, 2009, and 2008, respectively , and a loss from discontinued operations of 286,818 for the three months ended March 31, 2008.

The Company is currently in discussions with several lending institutions for a working capital credit facility and additional financing. Management believes that the existing working capital resources and cash forecasted by management to be generated by operations, together with planned short-term and long-term borrowings, lines of credit and/or capital raised through the sale of equity or equity-based securities will be sufficient to fund operations through at least the next twelve months. However, there is no assurance that external funding will be available on terms and conditions acceptable to the Company, or at all, or that we will be successful with our operating plans. If events and circumstances occur such that the Company does not meet its current operating plans and raise sufficient external financing, the Company may be required to further reduce expenses or take other steps, which could have a material adverse effect on its future performance, including but not limited to, the premature sale of some or all of its assets or product lines on undesirable terms, merger with or acquisition by another company on unsatisfactory terms, or the cessation of operations.

The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Best Beer S.A. de C. V., ("Best Beer"), International Food Services, Inc. (IFS) and Comerecial Targa, S.A. de C.V. (Targa).

The results of operations of Palermo, Pasani, Eco and Grupo Sur are disclosed as discontinued operations for the three months ended March 31, 2008

All significant inter-company transactions and balances have been eliminated in consolidation.

Basis of Preparation
--------------------

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission).

Estimates
---------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Revenue Recognition
-------------------

The Company, through its subsidiaries, sells food and beverage products to its customers in Mexico. Sales of products and related costs of products sold are recognized using the accrual method in which revenues are recorded as products are delivered and billings are generated. The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition" for the sale of products. SAB No. 104, which supersedes SAB No. 101, "Revenue Recognition in Financial Statements", provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for the disclosure of revenue recognition policies. In general, the Company recognizes revenue related to product sales when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured.

Accounts Receivable
-------------------

The Company has reviewed the outstanding trade accounts receivable and has provided a reserve for slow paying accounts of $777,292 at March 31, 2009 and $806,552 at December 31, 2008. In addition the Company has developed standard credit policies.

Inventories
-----------

Inventories are accounted for on the first-in, first-out basis. Any products reaching their expiration dates are written off. The Company has considered a provision for slow moving inventory, but decided none is required.

Property, Plant and Equipment
-----------------------------

Property, plant and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to ten years.

Business Combinations
---------------------

Acquisitions require significant estimates and judgments related to the fair value of assets acquired and liabilities assumed to which the transaction costs are allocated under the purchase method of accounting. Certain liabilities are subjective in nature. The Company reflects such liabilities based upon the most recent information available. The ultimate settlement of such liabilities may be for amounts that are different from the amounts initially recorded. A significant amount of judgment is also involved in determining the fair value of assets acquired. Different assumptions could yield materially different results.

Long-Lived Assets
-----------------

The Company accounts for intangible assets in accordance with Statement of Financial Accounting Standards (SFAS) No.144 " Accounting For The Impairment or Disposal of Long-Lived Assets" and Statement of Financial Accounting Standards (SFAS )No. 142 "Goodwill and Other Intangible".

All amortizable intangibles and Goodwill were written off in 2008 because the Company considered them impaired due to continued losses.

Per Share Data
--------------

Basic net earnings (loss) from continuing operations per share is computed by dividing net earnings (loss) from continuing operations by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) from continuing operations per share is calculated by dividing net earnings (loss) from continuing operations and the effect of assumed conversions by the weighted average number of common and, when applicable, potential dilutive common shares outstanding during the period.

Preferred stock and warrants to purchase shares of common Stock represented 51.7 million potential common shares at March 31, 2009 and December 31, 2008, but were not included in the computation of diluted earnings per share as the effect would be anti-dilutive.

Basic loss per share is calculated by dividing net loss by the weighted-average number of shares of common shares outstanding. Diluted loss per share includes the component of basic loss per share and also gives effect to potential dilutive common shares. Potential dilutive common shares include stock options, warrants and preferred stock which is convertible into common stock.

Income Taxes
------------

The Company follows SFAS No. 109 "Accounting For Income Taxes" (SFAS No. 109) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expense or benefit is based on the change in the asset or liability each period. If available evidence suggests that is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax asset to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Advertising and Trade shows
---------------------------

The Company expenses advertising and trade shows as incurred. The expense was approximately $5,000 and $100,000 for the three months ended March 31, 2009.and 2008, respectively.

Foreign Currency Translation
----------------------------

Our functional currency is the U.S. dollar. The functional currency of our foreign operations, generally, is the respective local currency (Mexican pesos) for each foreign subsidiary. Assets and liabilities of foreign operations denominated in local currencies are translated at the spot rate in effect at the applicable reporting date. Our consolidated statements of operations are translated at the weighted average rate of exchange during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income (loss) in stockholders' equity. Realized and unrealized transaction gains and losses generated by transactions denominated in a currency different from the functional currency of the applicable entity (i.e. Mexican pesos) are recorded in other income (loss) in the period in which they occur.

Reclassifications
-----------------

Certain prior period amounts have been reclassified to conform to the current period's presentation.

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following at March 31, 2009 and December 31, 2008.

                                                  March 31,         December 31,
                                                    2009               2008
                                                 -----------        -----------
Distribution equipment                           $   439,582        $   545,606
Office furniture and equipment                        33,190             36,344
Computer                                              29,406             27,595
Autos and trucks                                     166,421            195,919
Freezers                                             164,483            171,996
Leasehold improvements                                80,940             91,497
                                                 -----------        -----------
Totals                                           $   914,022        $ 1,068,957
Accumulated depreciation                            (406,777)          (464,080)
                                                 -----------        -----------
Property, plant and equipment (net)              $   507,245        $   804,877
                                                 ===========        ===========

Depreciation expense for the three months ended March 31, 2009 and 2008 were $23,228 and $33,109 , respectively,

NOTE 5 - INTANGIBLE ASSETS AND GOODWILL

For the year ended December 31, 2008 the Company's estimated the fair value of goodwill and amortizable intangible assets based upon a number of factors, including assumptions about the projected future cash flows, discount rate, growth rate, determination of market comparables, technological change, economic conditions, or changes to the Company's business operations. The Company determined that an impairment adjustment to the useful lives of its finite-lived purchased intangible assets were necessary and all goodwill and amortizable intangible assets were written off as impaired.

During the year ended December 31, 2008 the Company disposed of Eco, Pasani, Palermo and Grupo Sur. (See Financial statements filed with the 8-K filed with the Securities and Exchange Commission May 15, 2009 for details in Note 5 of those financial statements.) In accordance with the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which includes the discontinuance of a business, the Company included the loss on the disposition of the four companies as a loss from "Discontinued operations"

NOTE 6 - INCOME TAXES

The components of the deferred tax asset is as follows:

                                                  March 31,         December 31,
                                                    2009               2008
                                                 -----------        -----------
Deferred tax assets
Net operating loss carry-forward                 $ 4,500,000        $ 4,474,000
Valuation allowance                               (4,500,000)        (4,747,000)
                                                 -----------        -----------

Net deferred tax assets                          $        --        $        --
                                                 ===========        ===========

The Company had available approximately $11,400,000 at March 31, 2009 and $11,232,000 at December 31,2008 of unused Federal and California net operating loss carry-forwards that may be applied against future taxable income. These net operating loss carry-forwards expire through 2029 and 2019 for Federal and State purposes, respectively. There is no assurance that the Company will realize the benefit of the net operating loss carry-forwards.

SFAS No. 109 requires a valuation allowance to be recorded when it is more likely than not that some or all of the deferred tax assets will not be realized. Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows at March 31, 2009 and December 31,2008:

                                                       March 31,    December 31,
                                                         2009           2008
                                                     ------------   ------------
Statutory federal tax (benefit) rate                     (34.00%)       (34.00%)
Statutory state tax (benefit) rate                        (5.83%)        (5.83%)
Statutory foreign tax (benefit) rate                     (34.00%)       (34.00%)
Effective tax rate                                        32.00%         32.00%
Valuation allowance                                       39.83%         39.83%
                                                     ------------   ------------
Effective income tax rate                                      --             --
                                                     ============   ============

NOTE 7 - NOTES PAYABLE

The Company had the following loans outstanding at December 31, 2008:


                        Interest
Bank                      Rate          Due Dates          Amount
--------------------------------------------------------------------------------
Genesis                    14%        June 30, 2009           $ 1,000,000
Cyril Capital, LLC         8%         February 14, 2009           500,000
City National Bank         9%         Monthly payment              12,000
Receivable exchange        24%        On demand                     6,921
Leaf Funding               15%        Monthly payment              28,454
Pentech                    18%        Monthly payment              30,919
Steven Kownacki        2.5%/month     On demand                    80,000
                                                          ----------------

                                                              $ 1,658,294
                                                          ================

On March 31, 2008, the Company sold a $1,000,000 Senior Secured Promissory Note (the "Note") to Genesis Merchant Partners, LP, a Delaware limited partnership ("Genesis"). Interest accrues on the amount of the Note at a rate of 14% per annum and is payable monthly to Genesis. The Note is secured by all assets of the Company, and had an original maturity date of September 30, 2008. The Company elected to extend the term of the loan to March 31, 2009 for a fee of $20,000. On November 3, 2008, in connection with the extension of the Note, the Company entered into a Collateral Assignment of Contracts agreement (the "Assignment"). Pursuant to the Assignment, the Company assigned to Genesis, as additional security for the obligations under the Note, the Company's rights to receive payments under (i) the promissory note in the amount of $1,000,000 made by AIP, Inc., and (ii) the settlement agreement with Pasani. On March 31,2009 Nascent Wine Company entered into an agreement with Genesis Merchant Partners, LP( "Genesis") to extend the $1,000,000 USD Senior Secured Working Capital Loan ( "Loan"), which increased to $1,150,000 in accordance with the original agreement if extended beyond March 31, 2009. The Loan will continue to be secured by a first lien on all of the assets of the Company. The Loan and security interest will continue to rank senior to any other debt or any other form of financing outstanding. Employee salary increases, the payment of dividends, will not be permitted while the Loan is outstanding.

The maturity date of the Loan will have a rolling 30 day extension feature whereby an additional 30 day extension may be granted, in addition to the 30 day extension granted at the Closing, at the exclusive option of Genesis, at the end of each month for a total of 6 months, up to and including September 30, 2009.

The first extension of the maturity date granted at the Closing will be until April 30, 2009. Each month the maturity date is extended, a 1.5% of the principal amount outstanding at that time extension fee will be added to the outstanding principal balance ($15,000).

Interest was reduced from 14% and will accrue at a rate of 10% per annum; payable monthly in arrears, The loan will be an interest only obligation until the final maturity date.

Any further issuance of commercial debt, bank debt, or any other form of financing that would rank more senior to the Loan is prohibited. However, the Company may issue more senior financing if the proceeds of such financing are used to pay off the outstanding principal balance of the Loan at 100% of the principal amount outstanding at that time.

On February 13, 2008, the Company entered into a loan agreement with Cyril Capital, LLC ("Cyril") in which Cyril lent the Company $500,000. The loan was due and payable on August 14, 2008. The primary security for the loan was the Company's inventory and accounts receivable. The secondary security was the personal guarantee of Sandro Piancone, the Company's Chief Executive Officer. In the event that the loan, including interest at 8% per annum, was not repaid on August 14, 2008, a penalty of 10% would apply. However, the Company opted to extend the term of the loan by 60 days to October 14, 2008 for a fee of $20,000. On October 14, 2008, the Company extended the term of the loan again by 60 days for a fee of $20,000.

The Cyril note payable went into default as of February 14, 2009

NOTE 8 - STOCKHOLDERS' EQUITY

Common Stock
------------

The Company is authorized to issue 195,000,000 shares of common stock. During the year ended December 31, 2008 the Company issued 318,181 shares of common stock for services valued at $30,000 and 2,839,675 shares of common stock as liquidated damages as a penalty for not filing a share registration on a timely basis valued at $141,984.

At December 31, 2008, the Company had outstanding warrants, not including the York Warrants to purchase 19,070,476 shares of common stock at prices between $0.25 and $1.05 expiring in 2010. If all warrants were exercised, the Company would receive $7,070,000.

Preferred Stock
---------------

The Company is authorized to issue 5,000,000 shares of preferred stock. On July 3, 2007, the Company issued 1,000,000 shares of its Series A Convertible Preferred Stock for $8.00 per share to an affiliate York Capital Management
(York) $8,000,000. During October and November 2007 York acquired an additional 2,250,000 shares of Series A Convertible Preferred Stock for $7,144,276.

The Series A Convertible Preferred Stock is convertible into 45,000,000 shares of common stock, based upon a conversion price of $0.40 per share and has a liquidation preference of $8.00 per share. The holders of the Series A Convertible Preferred Stock are entitled to receive a cumulative quarterly dividend at a rate of 15% of the stated liquidation preference amount per annum in preference to any distributions on common stock. The dividends are payable in additional shares of Series A and Series B Convertible Preferred Stock. The dividend shares would be convertible to 6,750,000 additional shares of common stock.

The Company paid a cash finder's fee of $560,000 and issued to the finder a warrant to purchase 1,600,000 common shares, until July 3, 2010, at a purchase price of $0.40 per share.


Warrants:

At Match 31, 2009 and December 31, 2008, the common share purchase warrants outstanding were as follows:

                                                              WEIGHTED AVERAGE
                                       NUMBER OF WARRANTS      EXERCISE PRICE
                                       -----------------------------------------
Outstanding at December 31, 2008          19,870,476             $  0.40
                                       =========================================
Granted                                          -                    --
Forfeited                                        -                    --
Exercised                                        -                    --
                                       -----------------------------------------
Outstanding at March 31, 2008             19,870,476             $  0.40
                                       =========================================

                    EXPIRES              EXERCISE PRICE      NUMBER OF WARRANTS
--------------------------------------------------------------------------------
December 31, 2010                       $         .25            4,200,000
December 31, 2010                       $         .40           13,200,000
December 31, 2010                       $         .52              400,000
December 31, 2010                       $         .65            1,480,000
December 31, 2010                       $         .84              400,000
December 31, 2010                       $        1.05              190,476
                                                            --------------
                                                                19,870,476
                                                            ==============

The fair value of the share purchase warrants for the period ended March 31, 2009 and December 31, 2008, was in the amount of $0, which was determined using the Back-Scholes option value model with the following assumptions:

     Expected Dividend Yield                                   0.00%
     Risk Free Interest Rate                                   3.00%
     Expected Volatility                                      66.00%
     Expected Option Life (in years average)                    2.21


NOTE. 9 - SEGMENT INFORMATION

The Company operates in one reportable business segment. The Company conducts its business through its subsidiaries in Mexico. The Company discloses summarized financial information for the geographic area of operations as if they were segments in accordance with SFAS No. 131, "Disclosures About Segments Of An Enterprise And Related Information."

Such summarized financial information concerning the Company's geographical operations is shown in the following table:

                                                                            United          Mexico
                                                                            State

Gain (Loss) from operations for the three months ended March 31,2009      $ (213,430)    $    73,002
Net gain (loss) for the three months ended March 31,2009                  $ (299,968)    $   141,654

Gain (Loss) from operations for the three months ended March 31,2008      $ (472,562)    $   251,108
Net gain (loss) for the three months ended March 31,2008                  $ (381,722)    $   333,243

Long lived assets (net) for the three months ended March 31, 2009         $    80,371    $   456,932
Long lived assets (net) for the year ended December 31, 2008              $    84,145    $   520,731

NOTE 10 - RELATED PARTY TRANSACTIONS

The Company has unsecured loans from stockholders totaling $867,684 at March 31, 2009. The loans have various due dates and contain interest rates ranging from 10% to 18%. All loans are due on demand.

In July 2008, the Company through its subsidiary Best Beer Distributing SA DA CV (Best Beer), started importing and providing certain products to Deli Express S.A., ("Deli"), a Cafe company with locations in Mexico. A consultant to Best Beer is a 20% equity partner in the Deli and the father of the CEO. As of March 31, 2009 there was $19,600 due to the company, of which was over 90 days past due.

NOTE 11 - FOREIGN EXCHANGE

After staying fairly steady the exchange rate for Mexican pesos to U.S. dollars jumped from the 10-11 pesos to the dollar that it had been for the past few years to over 14 pesos to the dollar at the end of 2008. As of May 2009 it has dropped back to around 13.5 pesos to the dollar.

The Company's Mexican subsidiaries have much of their debt in U.S. dollars and, therefore, the Company is at risk for transaction gain and losses on those debts.

NOTE 13 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company maintains its corporate offices including warehouse space in San Diego, California. In addition, it maintains warehouse space and offices in Tijuana, Ensenada and Mexicali, Mexico and out sources warehouses in La Paz, Puerto Penasco, Cabo San Lucas and Mexico City.

The Company closed down five warehouses at the beginning of 2009.The Company currently has total leases of 84,514 square feet at a cost of $25,083 per month. In 2008, the Company acquired 20 new leased trucks.

Dividend Contingency
--------------------

The holders Series A and the Series B convertible preferred stock, commencing on the date of issuance and for a period of three years following the issuance date, are entitled to receive a cumulative quarterly dividend at a rate of fifteen percent of the stated liquidation preference amount per annum in preference to any distributions on common stock. The dividends are payable in additional shares of Series A and the Series B convertible preferred stock. The Board of Directors has not declared dividends for the Series A and Series B convertible preferred stock.

Concentration of Sales
----------------------

The Company has no customers that represent over 10% of sales.

Legal proceedings
-----------------

Grupo Sur Litigation

On July 10, 2007, the Company entered into a Stock Purchase Agreement for the acquisition of Grupo Sur. As part of this transaction, the Company agreed to retain Grupo Sur's three former owners/managers (the "Employees"), all of whom executed employment agreements with the Company.

After the purchase of Grupo Sur closed, the Company determined that the Employees were in breach of the Stock Purchase Agreement and their employment agreements. The Employees responded that the Company's purchase of Grupo Sur never closed and that the Company failed to pay a portion of the purchase price due under the Stock Purchase Agreement. The Employees asserted that they were terminating the Stock Purchase Agreement or, alternatively, repudiating the Stock Purchase Agreement. The Employees, have withheld and refused to refund monies that the Company has paid.

The Company filed a lawsuit on August 13, 2008, against the Employees, Gregory Cowal Robbins, Francesca Wright De Cowal and Iliya Petar Zogovic Wright, in the United States District Court for the District of Nevada seeking to recover damages for: breach of contract, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, and unjust enrichment and conversion. The complaint has not yet been served, and the parties continue to discuss resolution.

In addition, from time to time, the Company is involved with legal proceedings, claims and litigation arising in the ordinary course of business. Currently there are number of creditors who have judgments outstanding requiring payment by the Company. The Company is working out payment plans with such creditors.

Contingent liabilities
----------------------

The Company is contingently liable for an account payable that AIP agreed to pay as part of the purchase of Palermo ($793,297).

Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis provides information, which our management believes is relevant to an assessment and understanding of our financial condition and results of operations. The discussion should be read in conjunction with the Consolidated Financial Statements contained herein and the notes thereto. Certain statements contained in this Form 10-Q, including, without limitation, statements containing the words "believes", "anticipates", "estimates", "expects", "projections", and words of similar import are forward looking as that term is defined by: (i) the Private Securities Litigation Reform Act of 1995 (the "1995 Act") and (ii) releases issued by the Securities and Exchange Commission ("SEC"). These statements are being made pursuant to the provisions of the 1995 Act and with the intention of obtaining the benefits of the "Safe Harbor" provisions of the 1995 Act. We caution that any forward looking statements made herein are not guarantees of future performance and that actual results may differ materially from those in such forward looking statements as a result of various factors, including, but not limited to, any risks detailed herein or detailed from time to time in our other filings with the SEC including our most recent report on Form 8-K on May 15, which included out annual report for the year ended December 31,2008. We are not undertaking any obligation to update publicly any forward-looking statements. Readers should not place undue reliance on these forward-looking statements.

The following discussion should be read in conjunction with the historical consolidated financial statements and the related notes and the other financial information included the Company's Annual Report on Form 10-K for the year ended December 31, 2008, which was filed as an Exhibit to our 8-K filed May 15, 2009. The 10-K filed as an Exhibit in the 8-K was not in compliance with Securities and Exchange Commission requirements as the financial statements were UNAUDITED.

We were incorporated in Nevada in December 2002 as a wine distribution company. In April 2006, we acquired the right to distribute Miller beer in Baja California. On March 2, 2009 Miller Trading Company, S.A. de C.V. ("Miller") and Best Beer Distributing, S.A. de C.V. ("Best Beer" ) a wholly owned subsidiary of Nascent Wine Company, Inc. decided to terminate the Miller Distribution Contract dated April 12, 2006. This decision was based on several factors, the renewal of a stand by letter of credit, the peso devaluation in Mexico, and overall competition in the beer industry in Mexico. Best Beer also, agrees to return to Miller prices list, manuals, and related sales and marketing materials Miller supplies pursuant to the Distribution Contact.

Our Company is the only broad line nationwide distributor of imported food and beverage products in Mexico. Operating from 8 distribution centers in Mexico and the US, the company markets and distributes over 2,300 national and proprietary brand food and non food items to more than 2,000 customers throughout Mexico.

Nascent currently services over 8,000 sales points including supermarkets, convenience stores and traditional foodservice accounts including Wal-mart, Costco, Soriana, Comercial Mexicana, Casa Ley, AMPM, 7-Eleven, OXXO and other smaller stores.

We also distribute a full line of frozen foods, such as ice cream, frozen dinners, meats and desserts, and a full line of canned and dry goods, fresh meats and imported specialties. We also distribute a wide variety of food-related items such as disposable napkins, plates and cups.

Business strategy:

The primary component of our business strategy involves the establishment of a nationwide footprint in Mexico. We will attempt to accomplish this by seeking to acquire profitable and well positioned distributors in Mexico. We also plan to obtain exclusive distribution rights to desirable and recognizable products to command higher operating margins and to use technology to leverage our operations and absorb acquisitions.

Mexico Market overview:

The population of Mexico is in excess of 110 million people and the country has a Gross Domestic Product of more than $1 trillion dollars. According to U.S Department of Agriculture, the foodservice industry in Mexico is a $46 billion industry and is fragmented. The industry is serviced by 25,000 small to medium food service distributors.

Furthermore, the foodservice industry in Mexico carries higher margins than US foodservice distribution. In Mexico the margins generally range from 25-40% while the US foodservice industry margins tend to range between 10-15%.

RECENT EVENTS

During the year ended 2008, we announced a plan to review our growth strategy. To that end we divested ourselves of Palermo Italian Foods, LLC., Pasani/Eco and Grupo Sur pursuant to Settlement Agreements.

Inflation/Energy

We believe that the significant increase in energy prices during 2008 has had a negative effect on our margins . We are able to pass on some of the increased commodity costs in certain circumstances; however, for the most part we are absorbing these increased commodity costs resulting from the energy costs.

RESULTS OF OPERATIONS

All costs incurred to bring product to our warehouses and distributions centers are included in cost of revenue. These items include shipping and handling costs, agent and broker fees, letter of credit fees, customs duty, inspection costs, inbound freight and internal transfer costs. Costs associated with our own distribution and warehousing are recorded in operating expenses. Our gross margins may not be comparable to others in the industry as some entities may record and classify these costs differently.

THE THREE MONTHS ENDED MARCH 31, 2009 COMPARED TO THE SAME PERIOD IN 2008.

REVENUE for the three months ended March 31, 2009 was $1,838,474 as compared to $4,748,491 for the same 2008 period. The decrease of $2,910,000 was due to non sale of Miller Beer and the general downturn in the Mexican economy.

COST OF SALES for the quarter ended March 31, 2009 was $1,314,007 as compared to $3,550,794 a decrease of $2,337,000. The decrease was in relation to the sales decrease.

                                 March 31, 2009    March 31, 2008       Decrease         Percentage
                                 --------------    --------------    --------------    --------------
     Net revenues                $    1,838,000    $    4,748,000    $    2,910,000           61%
     Cost of sales               $    1,314,000    $    3,551,000    $    2,227,000           63%
                                 --------------    --------------    --------------
     Gross profit                $      524,000    $    1,197,000    $      637,000           53%
                                 ==============    ==============    ==============
     Gross profit percentage                29%              25%
                                 ==============    ==============

GROSS PROFIT for the quarter ended March 31, 2009 was $524,000 as compared to $1,197,000 a decrease of $637,000. The gross profit percentage was up due to the decease in Miller Beer sales that had a lower margin of profit by Best Beer and on the sale of the services of cutting and packaging cheeses by Targa for a third party customer.

OPERATING EXPENSES for the quarter were $664,895 as compared to $1,746,989 of the prior year quarter, a decrease of $1,082,000. The decrease was as follows:

         Salaries                      $     (469,000)
         Trade shows                   $      (93,000)
         Amortization of intangibles   $     (295,000)
         Distribution expenses         $     (102,000)
         Miscellaneous                 $     (123,000)
                                       ---------------
         Total                         $   (1,082,000)
                                       ===============

The decrease were due to the restructuring of the Company in order to reduce expense, but continuing efficient service.

OTHER INCOME\ EXPENSES for the quarter were interest expense of $99,876 as compared to $104,783 for the prior year quarter. Warrant interest recapture income of $442,068 at March 31, 2008 not repeated in 2009 and gain on exchange of $73,200 for the quarter as compared to $158,369 in 2008.

NET LOSS of $158,314 at March 31, 2009 compares to a net loss of $48,481 for the prior year. In addition the prior year includes a loss for discontinued operations of $286,818, for a total loss in the first quarter of 2008 of $335,299.

LIQUIDITY AND CAPITAL RESOURCES

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As of March 31, 2009, the Company had cash of $53,339 and working capital deficit of ($1,414,000).

During the three months ended March 31, 2009 the Company experienced a decrease in cash of $184,516 of which $179,913 was cash used in operations..

The Company is currently in discussions with several lending institutions for a working capital credit facility and additional financing. Management believes that the existing working capital resources and cash forecasted by management to be generated by operations, together with planned short-term and long-term borrowings, lines of credit and/or capital raised through the sale of equity or equity-based securities will be sufficient to fund operations through at least the next twelve months. However, there is no assurance that external funding will be available on terms and conditions acceptable to the Company, or at all, or that we will be successful with our operating plans. If events and circumstances occur such that the Company does not meet its current operating plans and raise sufficient external financing, the Company may be required to further reduce expenses or take other steps which could have a material adverse effect on its future performance, including but not limited to, the premature sale of some or all of its assets or product lines on undesirable terms, merger with or acquisition by another company on unsatisfactory terms, or the cessation of operations.


Item 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

OUR FOOD SERVICE DISTRIBUTION IS A LOW-MARGIN BUSINESS SUCH THAT ANY INCREASE IN OUR PRODUCT COSTS, PRODUCT AVAILABILITY OR REDUCTION IN THE SELLING PRICE OF OUR PRODUCTS COULD REDUCE OUR EARNINGS.

WE RELY ON OBTAINING FOOD PRODUCTS FROM LARGE SUPPLIERS AND SELLING FOOD PRODUCTS TO LARGE CUSTOMERS. ACCORDINGLY, THE LOSS OF LARGE SUPPLIERS OR CUSTOMERS WOULD REDUCE OUR REVENUE AND PROFITABILITY.

OUR SUCCESS WILL BE DEPENDENT ON OUR ABILITY TO INTEGRATE THE OPERATIONS OF ACQUIRED BUSINESSES.

WE COULD BE SUBJECT TO SIGNIFICANT AND COSTLY PRODUCT LIABILITY CLAIMS.

COMPETITION IN OUR INDUSTRY IS INTENSE AND COULD INCREASE OUR COSTS OR REDUCE OUR REVENUE.

OUR OPERATIONS AND PROFITABILITY MAY BE ADVERSELY AFFECTED BY ECONOMIC CONDITIONS IN MEXICO.

CURRENCY FLUCTUATIONS OR THE DEVALUATION OF THE PESO COULD LIMIT OUR ABILITY TO CONVERT PESOS INTO U.S. DOLLARS AND COULD SUBJECT US TO FOREIGN EXCHANGE LOSSES, REDUCING OUR INCOME AND WORKING CAPITAL.

HIGH INFLATION RATES IN MEXICO MAY DECREASE DEMAND FOR OUR FOOD AND FOOD-RELATED PRODUCTS WHILE INCREASING OUR COSTS.


Item 4T. CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

The Company's management, including our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to Rules 13a-15 and 15d-15 under the Exchange Act, as of the end of the period covered by this report.

These controls and procedures are designed to provide assurance that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and that such information is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, in a manner that is intended to allow timely decisions regarding required disclosures. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that the disclosure controls and procedures were effective as of March 31, 2009.

PART II - OTHER INFORMATION

Item 1. LEGAL PROCEEDINGS

From time to time we are involved with legal proceedings, claims and litigation arising in the ordinary course of business.

On July 10, 2007, the Company entered into a Stock Purchase Agreement for the acquisition of Grupo Sur. As part of this transaction, the Company agreed to retain Grupo Sur's three former owners/managers (the "Employees"), all of whom executed employment agreements with the Company.

After the purchase of Grupo Sur closed, the Company determined that the Employees were in breach of the Stock Purchase Agreement and their employment agreements. The Employees responded that the Company's purchase of Grupo Sur never closed and that the Company failed to pay a portion of the purchase price due under the Stock Purchase Agreement. The Employees asserted that they were terminating the Stock Purchase Agreement or, alternatively, repudiating the Stock Purchase Agreement. The Employees, have withheld and refused to refund monies that the Company has paid.

The Company filed a lawsuit on August 13, 2008, against the Employees, Gregory Cowal Robbins, Francesca Wright De Cowal and Iliya Petar Zogovic Wright, in the United States District Court for the District of Nevada seeking to recover damages for: breach of contract, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, and unjust enrichment and conversion. The complaint has not yet been served, and the parties continue to discuss resolution .

Item 1A. RISK FACTORS

N/A

Item 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

No shares have been issued in the first quarter of 2009

Item 3 DEFAULTS ON SENIOR SECURITIES

The Company is in default on the Cyril note payable in the amount of $500,000

Item 4 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

NONE

Item 5 OTHER INFORMATION

NONE

Item 6.

(a)   Exhibits

The following Exhibits are incorporated herein by reference or are filed with this report as indicated below.

Exhibit No.   Description
-----------   -----------

31.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Nascent Wine Company, Inc.

Dated: May 19, 2009                          By: /s/ Sandro Piancone
                                                 ------------------------------
                                                 Sandro Piancone
                                                 Chief Executive Officer

Exhibit 31.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Sandro Piancone, Chief Executive Officer of Nascent Wine Company, (the "Registrant") certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Nascent Wine Company, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the period presented in this report;

         4. The Registrant's's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules13a-15(f) and 15d-15(f)) for the Registrant and have:

                    (a) Designed such disclosure controls and procedure, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the periods in which this report is being prepared;

                    (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                    (c) Evaluated the effectiveness of the Registrants's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                    (d) Disclosed in this report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

         5. The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation or internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

                    (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                    (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Smaller Reporting Company's internal control over financial reporting.

Date: May 19, 2009                 /s/ Sandro Piancone
                                   ---------------------------------------------
                                   Sandro Piancone,
                                   Chief Executive Officer

Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report on Form 10-Q of Nascent Wine Company, Inc. for the period ended March 31, 2009, Sandro Piancone, Chief Executive Officer and Chief Financial Officer, respectively, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

                    (1) such Quarterly Report on Form 10-Q for the period ended March 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                    (2) the information contained in such Quarterly Report on Form 10-Q , fairly presents, in all material respects, the financial condition and results of operations of Nascent Wine Company, Inc.

/s/ Sandro Piancone
-------------------------------------
Sandro Piancone
Chief Executive Officer
May 19, 2009